Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of September 14, 2021, by and among Veritone, Inc., a Delaware corporation ("Buyer"), and each of the undersigned (each, a "Holder", and collectively, the "Holders") of Pandologic Ltd. (the "Company").

WHEREAS, this Agreement is made in connection with the closing of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of July 21, 2021, by and among Buyer, Melisandra Ltd., the Company, and Shareholder Representative Services LLC, as Securityholder Representative (the "Merger Agreement"), pursuant to which Buyer will issue shares of Buyer Common Stock to the Holders as part of the Merger Consideration (such shares of Buyer Common Stock issued at the Effective Time, the "Initial Shares", and such shares of Buyer Common Stock issued as part of the Earn-Out Consideration, the "Contingent Shares", collectively, the Initial Shares and the Contingent Shares, the "Registrable Securities");

WHEREAS, Buyer has agreed to provide the registration rights set forth in this Agreement for the benefit of the Holders pursuant to the Merger Agreement; and

WHEREAS, capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I

REGISTRATION RIGHTS

Section 1.01   Piggyback Registration Rights. If at any time prior to the later of January 31, 2022 or the Shelf Date (as defined below), the Buyer shall determine to prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement (including the S-3 Registration Statement (as defined below), a "Registration Statement") relating to an offering for its own account or the account of others under the Securities Act of 1933, as amended (the "Securities Act") of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities of the same class of securities as the Registrable Securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Buyer shall send to each Holder of Initial Shares written notice of such determination and, if within thirty (30) days after receipt of such notice, or within such shorter period of time as may be specified by the Buyer in such written notice as may be necessary for the Buyer to comply with its obligations with respect to the timing of the filing of such Registration Statement, any such holder shall so request in writing (which request shall specify the Initial Shares intended to be disposed of by the Holders, if any), the Buyer will cause the registration under the Securities Act of all the Initial Shares which the Buyer has been so requested to register by the Holder, to the extent required to permit the disposition of the Initial Shares so to be registered; provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Buyer shall determine for any reason not to register or to delay registration of its securities, the Buyer may, at its election, give written notice of such determination to such holder and, thereupon, (a) in the case of a determination not to register, Buyer shall be relieved of its obligation to register any Initial Shares in connection with such registration, and (b) in the case of a determination to delay registering, shall be permitted to delay registering any Initial Shares being registered pursuant to this Section 1.01 for the same period as the delay in registering such other securities. The Buyer shall include in such Registration Statement all or any part of such Initial Shares such holder requests to be registered; provided, however, that the Buyer shall not be required to register any Initial Shares pursuant to this Section 1.01 that are eligible for resale without restriction pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act or that are the subject of a then effective Registration Statement that is available for resales or other dispositions by such Holder. In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Initial Shares in such Registration Statement, then if the Buyer after consultation with the managing underwriter should reasonably determine that the inclusion of the Initial Shares would materially adversely affect the offering contemplated in such Registration Statement, and based on such determination recommends inclusion in such Registration Statement of fewer or none of the Initial Shares of the Holders, then (x) the number of Initial Shares of the Holders included in such Registration Statement shall be reduced pro-rata among such Holders (based upon the number of Initial Shares requested to be included in the registration), if the Buyer after consultation with the underwriter(s) recommends the inclusion of fewer Initial Shares, or (y) none of the Initial Shares of the Holders shall be included in such Registration Statement, if the Buyer after consultation with the underwriter(s) recommends the inclusion of none of such Initial Shares; provided, however, that if securities are being offered for the account of other persons or entities as well as the Buyer, such reduction shall not represent a greater fraction of the number of Initial Shares intended to be offered by the holders than the fraction of similar reductions imposed on such other persons or entities (other than the Buyer).

Section 1.02 Mandatory Registration. Buyer shall prepare and file with the SEC no later than January 31, 2022, a Registration Statement on Form S-3 (except if the Buyer is not then eligible to use Form S-3, in which case such registration shall be on another appropriate form for such purpose) (the "S-3 Registration Statement") providing for the registration and resale, on a continuous or delayed basis pursuant to Rule 415 under the Securities, of the Initial Shares and the Contingent Shares received or to be received by the Holders pursuant to the Merger Agreement. Buyer shall use commercially reasonable efforts to cause the S-3 Registration Statement declared effective under the Securities Act by the SEC as soon as reasonably practicable after the date on which the Registration Statement is filed (the date such registration statement is declared effective, the "Shelf Date"). Buyer shall use commercially reasonable efforts to keep the Registration Statement (or a replacement Registration Statement) continuously effective or otherwise to become effective under the Securities Act until the earliest of (i) the date on which all of the Contingent Shares covered by such S-3 Registration Statement have been sold, (ii) the date on which such Contingent Shares become eligible for resale without restriction pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act and (ii) the third (3rd) anniversary of the Effective Date (such period, the "Effectiveness Period"). The S-3 Registration Statement when effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such S-3 Registration Statement, in the light of the circumstances under which a statement is made). As soon as practicable following the date that the S-3 Registration Statement becomes effective, but in any event within two Business Days of such date, Buyer shall provide the Holder with written notice of the effectiveness of the S-3 Registration Statement. During the Effectiveness Period, Buyer will file any supplements to the prospectus contained therein or post-effective amendments required to be filed by applicable law in order to incorporate into such prospectus any information necessary so that (i) the S-3 Registration Statement shall not include any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein not misleading and (ii) Buyer complies with its obligations under Item 512(a)(1) of Regulation S-K.

Section 1.03Questionnaire; Registrable Securities.

(a)The Holder agrees to furnish to Buyer, not less than five Business Days prior to the date that a Registration Statement will be filed as contemplated by Section 1.01 or Section 1.02, a completed questionnaire for such in the form attached hereto as Annex A (the "Questionnaire"). Buyer shall have no obligation to include shares of Buyer Common Stock if the Holder fails to timely furnish such Questionnaire, and any other information that Buyer determines, after consultation with its counsel, is reasonably required in order for the Registration Statement to comply with the Securities Act, within such five (5) Business Day period. From time to time, Buyer may also require the Holder to furnish to Buyer a certified statement as to the number of shares of Buyer Common Stock beneficially owned by the Holder and, if required by the SEC, the natural persons thereof that have voting and dispositive control over such shares.

(b)Notwithstanding anything to the contrary contained herein, any Registrable Security will cease to be a Registrable Security: (i) when the Registration Statement becomes or has been declared effective by the SEC and such Registrable Security has been sold or disposed of pursuant to such Registration Statement; (ii) when such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act; (iii) when such Registrable Security is held by Buyer or one of its subsidiaries; (iv) when such Registrable Security has been sold or disposed of in a private transaction; or (v) when such Registrable Security becomes eligible for resale without restriction pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act, assuming the Holder of such Registrable Security is not an affiliate (as defined in Rule 144(a)(1)) of Buyer.

Section 1.04Blackout and Delay Rights.

Notwithstanding anything to the contrary contained herein:

(a)Buyer shall not be required to file a Registration Statement (or any amendment or supplement thereto) or, if a Registration Statement has been filed but not declared effective by the SEC, request effectiveness of such Registration Statement, for a period of up to 90 days, if (i) Buyer determines that a postponement is in the best interest of Buyer and its stockholders generally due to a pending transaction involving Buyer (including a pending securities offering by Buyer, or any proposed financing, acquisition, merger, tender offer, business combination, corporate reorganization, consolidation or other significant transaction involving Buyer), (ii) Buyer determines, on the advice of counsel, that such registration would render Buyer unable to comply with applicable securities laws, or (iii) Buyer determines such registration would require disclosure of material information that Buyer has a bona fide business purpose for preserving as confidential (all of the foregoing, collectively,  "Black-Out Events"); provided, that (A) in no event shall any such period exceed an aggregate of 135 days in any 365-day period and (B) this right, together with the right to suspend use of a Registration Statement pursuant to Section 1.04(b), may not be exercised more than two times in any 365-day period; and

(b)Buyer may, upon written notice to the Holder, suspend the use by the Holder of any prospectus which is a part of the Registration Statement (in which event the Holder shall discontinue sales of the shares of Buyer Common Stock pursuant to the Registration Statement but may settle any previously made sales of shares of Buyer Common Stock) if Buyer determines that a Black-Out Event has occurred; provided, that (A) in no event shall the Holder be suspended from selling shares of Buyer Common Stock pursuant to the Registration Statement for a period that exceeds an aggregate of 60 days in any 180-day period or 135 days in any 365-day period and (B) this right, together with the right to delay filing or effectiveness of a the Registration Statement pursuant to Section 1.04(a), may not be exercised more than two times in any 365-day period. Upon disclosure of such information or the termination of the condition described above, Buyer shall provide prompt notice to the Holder, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of shares of Buyer Common Stock.

(c)No Holder, on any one day, may sell more than a maximum number of shares of Registrable Securities equal to such Holder's percentage, of a number of shares equal to ten percent (10%) of the average daily trading volume of shares of Buyer Common Stock on the NASDAQ (or, if the Buyer Common Stock is not listed thereon, on such other securities exchange or trading market on which the Buyer Common Stock is principally listed, authorized for quotation or admitted to trading within the United States for the thirty (30) Trading Days immediately preceding the date of such sale. Each Holder, upon the written request of the Buyer, agrees to provide written evidence of such compliance.

Section 1.05Sale Procedures.

In connection with its obligations under this Article I, Buyer will, as expeditiously as possible:

(a)prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement;

(b)make available to a Holder such number of copies of the Registration Statement and the prospectus included therein (other than any amendment or supplement made through the incorporation by reference of ordinary course Exchange Act filings) and any supplements and amendments thereto as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by the Registration Statement;

(c)immediately notify a Holder of: (i) the happening of any event as a result of which the prospectus contained in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which any such statement is made; (ii) the issuance or express threat of issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement, or the initiation of any proceedings for that purpose; or (iii) the receipt by Buyer of any notification with respect to the suspension of the qualification of any Buyer Shares for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of the notice contemplated by the preceding sentence, Buyer will as promptly as practicable (A) amend or supplement the prospectus or take other appropriate action so that the prospectus does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and (B) take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto.

Buyer will not name a Holder as an underwriter as defined in Section 2(a)(11) of the Securities Act in any Registration Statement without such Holder's consent. If the staff of the SEC requires Buyer to name the Holder as an underwriter as defined in Section 2(a)(11) of the Securities Act, and the Holder does not consent thereto, then the Holder's Registrable Securities shall not be included on the Registration Statement and Buyer shall have no further obligations hereunder with respect to Registrable Securities held by the Holder.

The Holder, upon receipt of notice from Buyer of the happening of any event of the kind described in subsection (c) of this Section 1.05, shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (c) of this Section 1.05 or until it is advised in writing by Buyer that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by Buyer, the Holder will deliver to Buyer (at Buyer's expense) all copies in its possession or control, other than permanent file copies then in the Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 1.06Expenses. Buyer will pay all reasonable Registration Expenses as determined in good faith. In addition, except as otherwise provided in Section 1.06 hereof, Buyer shall not be responsible for legal fees incurred by any Holders in connection with the exercise of the Holders' rights hereunder. As used herein, "Registration Expenses" means all expenses incident to Buyer's performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Registration Statement pursuant to Section 1.01, including, without limitation, all registration, filing, securities exchange listing fees, fees of transfer agents and registrars, all word processing, duplicating and printing expenses, and the fees and disbursements of counsel and independent public accountants for Buyer.

Section 1.07Indemnification.

(a)Indemnification by Buyer. In the event of any registration of any Registrable Securities of Buyer under the Securities Act pursuant to this Agreement, Buyer will, and hereby does, indemnify and hold harmless the Holders against any losses, claims, damages or liabilities, to which the Holder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Buyer will reimburse the Holders for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that Buyer shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any prospectus contained therein, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished to Buyer in writing or electronically specifically stating that it is for use in the preparation thereof (it being understood that the Holders have approved the Questionnaire for this purpose). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder and shall survive the sale of such securities by the Holder.

(b)Indemnification by the Holders. Buyer may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 1.01 or Section 1.02 above, that Buyer shall have received an undertaking satisfactory to it from the applicable Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 1.07(a) above) Buyer, each director of Buyer, each officer of Buyer and each other Person, if any, who controls Buyer within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from the Registration Statement, any prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to Buyer in writing or electronically, by any Holder or reviewed by and expressly approved by such Holder, specifically stating that it is for use in the preparation of the Registration Statement, any prospectus contained therein, or any amendment or supplement thereto (it being understood that the Holders have approved the Questionnaire for this purpose). Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Buyer or any such director, officer or controlling Person and shall survive the sale of such securities by the Holder.

(c)Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 1.07(a) or (b) above, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 1.07(a) or (b) above, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d)Indemnification Payments.   The   indemnification   required   by   this Section 1.07 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

Section 1.08 Rule 144 Reporting.   With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, Buyer agrees to use its commercially reasonable efforts to:

(a)make and keep public information regarding Buyer available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof until the third anniversary of the date hereof; and

(b)file with the SEC in a timely manner all reports and other documents required of Buyer under the Securities Act and the Exchange Act at all times from and after the date hereof until the third anniversary of the date hereof.

Section 1.09No Transfer or Assignment of Registration Rights.

The right to cause Buyer to register Registrable Securities granted to a Holder by Buyer under this Article I may not be transferred or assigned by a Holder without the prior written consent of Buyer, which, in the case of a transfer to an Affiliate (as defined below), will not be unreasonably withheld.

ARTICLE II

MISCELLANEOUS

Section 2.01Communications.

All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, electronic mail, courier service or personal delivery:

(a)if to a Holder, to the address listed below the Holder's name on the signature pages hereto; and

(b)if to Buyer:

1515 Arapahoe Street, Tower 3, Suite 400

Denver, Colorado

Attention: Chief Financial Officer

Email: mzemetra@veritone.com

with a copy to:

K&L Gates LLP

1 Park Plaza

Twelfth Floor

Irvine, CA 92614

Attention: Michael A. Hedge

Email: Michael.Hedge@klgates.com

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or sent via Internet electronic mail; and when actually received, if sent by courier service or any other means.

Section 2.02Successor and Assigns.

This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

Section 2.03Assignment of Rights.

The rights and obligations of the Holder under this Agreement may be transferred or assigned by a Holder only in accordance with Section 1.09 hereof; provided that if the Buyer shall consent to a transfer of Registrable Securities to an Affiliate under Section 1.09 (i) the Holder shall, as a condition of such transfer, furnish written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (ii) such transferee agrees in a written instrument delivered to the Buyer to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Section 1.04. The terms and conditions of this Agreement shall inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein. For purposes of this Agreement, "Affiliate" means, with respect to a Holder that is venture capital fund, the limited partners of such venture capital fund.

Section 2.04Recapitalization, Exchanges, Etc.

The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of Buyer or any successor or assign of Buyer (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, share splits, recapitalizations, pro rata distributions of shares and the like occurring after the date of this Agreement.

Section 2.05Specific Performance.

Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.

Section 2.06Counterparts.

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 2.07Headings.

The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 2.08Governing Law.

THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT), WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO

PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION AGAINST ANY PARTY RELATING TO THE FOREGOING SHALL BE BROUGHT IN ANY FEDERAL OR STATE COURT OF COMPETENT JURISDICTION LOCATED WITHIN THE STATE OF NEW YORK, AND THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED WITHIN THE STATE OF NEW YORK OVER ANY SUCH ACTION. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH DISPUTE BROUGHT IN SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE. EACH OF THE PARTIES HERETO AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

Section 2.09Severability of Provisions.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 2.10Entire Agreement.

This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by Buyer set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Section 2.11Amendment.

This Agreement may be amended only by means of a written amendment signed by Buyer and the Holders holding not less than a majority of the Registrable Securities.

Section 2.12No Presumption.

If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 2.13Obligations Limited to Parties to Agreement.

Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Holder (and its permitted transferees and assignees) and Buyer shall have any obligation hereunder and that, notwithstanding that one or more of the parties may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the parties or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the parties or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the parties under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any transferee or assignee of the Holder hereunder.

Section 2.14Interpretation.

Article and Section references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word "including" shall mean "including but not limited to."

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

VERITONE, INC.

By:	/s /Michael L. Zemetra
Name:	Michael L. Zemetra
Title:	Executive Vice President,
Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

VERITONE, INC.

By:
Name:
Title:

HOLDER:

By:
Name:
Title:

Address for Notices:

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

Annex A

Name:

CONFIDENTIAL

VERITONE, INC.

SELLING STOCKHOLDER QUESTIONNAIRE

Veritone, Inc. (the "Buyer") is preparing its Registration Statement for the purpose of registering for resale shares of the Buyer's common stock, par value $0.001 per share, that were issued to you in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). The purpose of this questionnaire is to obtain certain information from you so that the Buyer can verify the disclosures to be contained therein. Your careful completion of this questionnaire will help ensure that the Registration Statement will be complete and accurate.

Please note that nothing in this questionnaire constitutes an offer to sell or the solicitation of an offer to buy any securities of the Buyer.

Certain capitalized terms used in the following questions have technical meanings and are defined in Annex A attached hereto. It is important that you refer to this Annex before answering the questions so that you will fully understand the meaning of such terms. Please give a response to every question, indicating "None" or "Not Applicable" where appropriate.

Please complete this questionnaire, retain one copy for your personal files and return one signed copy as soon as practicable, but in any event no later than                         , 2021 to:

Michael A. Hedge

K&L Gates LLP

1 Park Plaza, Twelfth Floor

Irvine, California 92614

michael.hedge@klgates.com

(949) 623-3519

Please note that you must complete, sign and return this questionnaire in order for the Buyer to register your shares under the Registration Statement.

1

QUESTIONNAIRE

The undersigned holder (the "Selling Stockholder") is the "beneficial owner" (as defined in Annex A attached hereto) of the securities described herein and hereby provides the following information to the Buyer and represents and warrants that such information is accurate and complete.

(1)	Selling Stockholder Information:
(a)	Full legal name of Selling Stockholder:

(i)	Is such Selling Stockholder a:

[ ] Individual                    [ ] Corporation

[ ] General Partnership [ ] Limited Partnership

[ ] Trust            [ ] Other (please specify:                                  )

•

(ii)        If the Selling Stockholder is an entity, the name of the natural person controlling the disposition of the entity's shares and the person's position with the entity and/or ownership of the entity is:

Name:

Position/Ownership:

(b)	Full legal name of registered holder (if not the same as in (a) above) of securities listed in Item (2) below:

(c)	Contact information for Selling Stockholder:

Mailing Address:

Telephone:
Fax:
Email:
Contact Person:

1

(2)	Beneficial Ownership of Equity Securities of the Buyer:

(a)In the table below, list all equity securities of the Buyer or any of its subsidiaries that you beneficially own (directly or indirectly) as of the date this questionnaire is signed and delivered by you.

Use the letter "D" to indicate your direct beneficial ownership.

Use the letter "I" to indicate your indirect beneficial ownership interests.

Use the letter "R" to indicate any securities of which you or any such family member have the right to acquire (through exercise of options, warrants or other derivative security) beneficial ownership and note the dates when the right is exercisable in the Remarks column (e.g., vesting schedule). You should do this for all securities you have the right to acquire, whether or not you expect to exercise such right.

If there are any other beneficial owners of those equity securities, name them also in the Remarks column and indicate the nature of beneficial ownership (e.g., position with entity, voting and/or disposition power). If you need additional space, please use and attach a separate sheet of paper.

Type of Security
	"D"	(e.g., Shares,
Name(s) of Beneficial	"I"	Warrants,
Owner(s)	"R"	Options)	No. of Securities	Remarks

(b)Do you, or does any person listed above as a beneficial owner, share with another person (i) the voting power and/or (ii) the investment power with respect to any of such securities?

YES                         NO

If "Yes," please describe below.

2

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(c)Do you disclaim beneficial ownership of any specific securities listed above?

YES                         NO

The final determination of the existence of beneficial ownership depends upon the facts and circumstances of each case. You may, if you believe the facts warrant it, disclaim beneficial ownership of securities that might otherwise be considered "beneficially owned" by you. As to any shares of which you wish to disclaim beneficial ownership, the following briefly describes the number of shares and the basis for such disclaimer.

As to any shares that are pledged as security (including, if applicable, shares held in a margin account at a brokerage firm), the following briefly describes the number of shares pledged and the arrangement of such pledge.

(3)	Relationships with the Buyer:

Except as set forth below, neither the Selling Stockholder nor any of its Affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other Material Relationship with the Buyer (or its predecessors or Affiliates) during the past three (3) years.

State any exceptions here, if any:

(4)	Broker-Dealers:
(a)	Are you a registered Broker-Dealer?

YES       NO

(b)	Are you an Affiliate of a Broker-Dealer?

4

YES       NO

5

If your answer is "YES" to (a) or (b) above, please provide the following information (provide responses to ALL items, including if “N/A” or “None”):

(i)	Did you receive the shares as underwriting compensation?

YES       NO

(ii)	Did you acquire the shares with a view toward distribution?

YES       NO

(iii)	Did you acquire the securities in the ordinary course of business?

YES       NO

(iv)

At the time of acquisition of the securities, did you have any agreements, arrangements or understandings, directly or indirectly, with any person to distribute the securities; and if so, please provide the details of such agreements, arrangements or understandings (e.g., parties, volume limitations, conditions of termination)?

YES       NO

1.

2. (v) The nature of your affiliation or association with such Broker-Dealer, if applicable: 3.

4.

5. (vi) Information as to your relationship with the Buyer (including participation in any capacity in the original placement of the securities):

6.

7.

(vii)	Whether you are in the business of underwriting securities:
(viii)	The date such securities were acquired:
(ix)	The price paid or other consideration provided for your securities:

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(5)	Legal Proceedings

To your knowledge, is the Buyer a party in any pending legal proceeding in which you are named as an adverse party?

Yes                      No

If "Yes," please describe below.

[Signature Page Follows]

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CONCLUDING STATEMENT

I, the undersigned, understand that this information will be used in connection with the Registration Statement that will be filed by the Buyer with the U.S. Securities and Exchange Commission (the "SEC").

If, at any time prior to the time that the SEC declares the Registration Statement effective, any of the information set forth in my responses to this questionnaire has changed, or any development occurs which requires a change in my answers, or has for any other reason become incorrect, I will promptly furnish any necessary or appropriate correcting information to the following:

Michael A. Hedge

K&L Gates LLP

1 Park Plaza, Twelfth Floor

Irvine, California 92614

michael.hedge@klgates.com

(949) 623-3519

I hereby agree to save, defend, indemnify and hold harmless the Buyer, each of its Affiliates and their respective officers, directors, principals, employees, agents, auditors, advisors, bankers and other representatives (collectively, the "Indemnified Parties"), from and against, and shall compensate and reimburse each of the foregoing for, any and all losses, damages, liabilities, deficiencies, claims, interest, awards, judgments, penalties, costs and expenses (including attorneys' fees and other out-of-pocket expenses incurred in investigating, preparing or defending the foregoing), asserted against, incurred, sustained or suffered by any Indemnified Party as a result of, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any prospectus contained therein, or any amendment or supplement thereto, or as a result of, arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement or any prospectus contained therein, or any amendment or supplement thereto, in reliance upon and in conformity with the written information provided in this Questionnaire and any supplement hereto furnished to the Buyer by me; provided, however, that such I shall not be liable in any such case to the extent that any such loss, claim, damage or liability results from, arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any prospectus contained therein, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Buyer by any underwriter, if applicable, expressly for use therein; provided, further, that any liability of mine shall in no event exceed an amount equal to the net proceeds (after deducting underwriting compensation but before deducting other expenses) received by me from the shares of common stock sold by me.

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I understand and agree that this questionnaire, as completed by me, and my further communications regarding the matters contemplated herein, will be relied upon by the Buyer.

Dated: , 2021
Name of Stockholder

Signature

Print Name

Title (if applicable)

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ANNEX A

DEFINITIONS

For the purpose of this questionnaire, the following definitions apply:

Affiliate: The term "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another specified person.

Beneficial Ownership: A "beneficial owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (i) voting power, including the power to direct the voting of such security, or (ii) investment power, including the power to dispose of, or direct the disposition of, such security. In addition, a person is deemed to have "beneficial ownership" of a security of which such person has the right to acquire beneficial ownership at any time within 60 days, including, but not limited to, any right to acquire such security: (a) through the exercise of any option, warrant or right, (b) through the conversion of any security or (c) pursuant to the power to revoke, or the automatic termination of, a trust, discretionary account or similar arrangement.

Beneficial ownership may be direct or indirect. Direct beneficial ownership includes securities registered in your name, individually or jointly with others, as well as securities held for your account by a bank, broker, custodian, agent or nominee.   In the view of the SEC, you are deemed to be the indirect beneficial owner of securities held in the name of any immediate family member (as defined in paragraph 4 below), in the absence of facts demonstrating the contrary (for example, legal separation from your spouse). In addition, you may also have a reportable indirect beneficial interest in securities owned by a partnership, estate or trust in which you have a beneficial interest or in securities owned by a personal holding company of which you are a control person. The following are examples of indirect interests:

Derivative Securities. Your right to acquire Buyer stock through the exercise or conversion of a derivative security, such as a stock option, whether or not it is currently exercisable.

Family Holdings. Buyer stock held by members of your immediate family sharing the same household with you. For the purposes of this Annex A, the term "immediate family member" is defined in paragraph 4 below.

Partnership Holdings. Buyer stock held by a general or limited partnership of which you are a general partner.   Such stock will be attributed to you in proportion to the greater of your share of the partnership's capital account and your share of partnership profits. This determination is made on the basis of the partnership agreement and the partnership's most recent financial statements.

Corporate Holdings. Buyer stock held by a corporation of which you are a controlling stockholder if you have or share investment control over such stock.

Trust Holdings. You are deemed to have a pecuniary interest in the Buyer stock held in a trust if (i) you are a beneficiary of the trust (but only to the extent of your proportionate interest in the trust) unless the trustee exercises exclusive control over the stock, (ii) you are a trustee of the trust and at least one beneficiary is a member of your immediate family (but only to the extent of your family member's proportionate interest in the trust), or (iii) you are the settlor of the trust and have reserved the right to revoke the trust without the consent of another person and you have or share investment control over the stock.

In this questionnaire, please include the full amount of securities in which you have any beneficial ownership interest as described above, even though another individual or entity may also have a beneficial ownership interest in the same securities.

Broker-Dealer: The term "Broker" generally means any person engaged in the business of effecting transactions in securities for the account of others (Section 3(a)(4) of the Exchange Act). The term "Dealer" generally means any person engaged in the business of buying and selling securities for such person's own account through a broker or otherwise. (Section 3(a)(5) of the Exchange Act). Broker-dealers are required to be registered pursuant to Section 15(a) of the Exchange Act.

Control: The term "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of another person, whether through the ownership of voting securities, by contract or otherwise.

Exchange Act: The term "Exchange Act" means the Securities Exchange Act of 1934, as amended.

Material Relationship: The term "Material Relationship" is to be determined on the basis of the significance of the information in light of all the circumstances of the particular case, including but not limited to the likelihood that a reasonable investor would attach importance to the information when making an investment decision with respect to the securities of the Buyer. "Material" has not been defined by the SEC. The SEC, however, is likely to construe as material any relationship which tends to impact arm's length bargaining in dealings with a company, whether arising from a close business connection, family relationship, a relationship of control or otherwise. For example, you should conclude that you have such a relationship with any organization of which you own, directly or indirectly, 10% more of the outstanding voting stock, or in which you have some other substantial interest, and with any person or organization with whom you have, or with whom any relative (or any other person or organization as to which you have any of the foregoing other relationships) has, a contractual relationship.